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                          SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 31, 2002



                           ANALYTICAL SURVEYS, INC.
                       ---------------------------------
            (Exact name of Registrant as specified in its charter)


      Colorado                        0-13111                   84-0846389
--------------------              ---------------             ---------------
  (State or other                   (Commission                (IRS Employer
  jurisdiction of                   File Number)             Identification No.)
   incorporation)


      11595 N. Meridian Street, Carmel, IN                        46032
    ----------------------------------------                    ---------
    (Address or principal executive offices)                    (Zip Code)

     Registrant's telephone number, including area code   (317) 571-9700
                                                         ----------------

  (Former name or former address, if changed since last report): Not applicable
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Item 5. OTHER EVENTS

See Exhibit 99 to this Form 8-K. Analytical Surveys, Inc. Press Release issued December 31, 2002 entitled: "Analytical Surveys Reports Notice of Potential Nasdaq Delisting."

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ANALYTICAL SURVEYS, INC.

Date: December 31, 2002             By: /s/ J. Norman Rokosh
                                        --------------------------------
                                        J. Norman Rokosh
                                        Chief Executive Officer